UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2010 (December 31, 2009)

Great East Bottles & Drinks (China) Holdings, Inc
(Exact name of registrant as specified in charter)

Florida
(State or other jurisdiction of incorporation)

333-139008	59-2318378
(Commission File Number)	(IRS Employer Identification No.)

203 Hankow Center, 5 - 15 Hankow Road, Tsimshatsui, Kowloon, Hong Kong
(Address of Principal Executive Offices)

852-2192-4805
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

As announced in our current report filed on Form 8-K filed on February 12, 2010 with the US Securities and Exchange Commission, we

●	changed the internal structure of our group to prepare for our acquisition of several businesses,

●	entered into a series of transactions to acquire several business indirectly owned by Mr. Guy Chung, our majority shareholder,

●
granted an option to Great East Packing Holdings Limited (“GEPH”), a company controlled by Mr. Guy Chung, pursuant to which GEPH may acquire a majority holding in one of our significant subsidiaries and

●	sold our wholly-owned subsidiary Best Key Investment Limited (“Best Key”) to Top Sharp Investments Limited (“Top Sharp”), a company controlled by Mr. Guy Chung.

This amendment to that current report illustrates our new group structure, states the salient points of the above actions and provides financial statements in connection with the acquisitions.

Group Structure

The following table sets out our corporate structure as it currently stands, taking into consideration the group restructuring, the acquisitions and the disposition discussed in the following paragraphs.

Guy Chung
(73.881%)
Other Holders
(26.119%)
Great East Bottles & Drinks Holdings Inc.
(Florida, US)
(100%)
Great East Packaging Holdings Limited
(BVI)
(60%)
Great East Bottles & Drinks (BVI) Inc.
(BVI)
(40%)
0.01%
Great East Packaging International Ltd
(BVI)
(84%)
Best Key Investment Ltd
(15%)
3 PRC Investors
(1%)
Great East Bottles & Drinks Holdings, Limited
(HK)
(100%)
0.01%
Hangzhou Great East Packaging Co. Ltd
(PRC)
(100%)
Great East (Overseas) Packaging Limited
(HK)
(99.99%)
Upjoy Holdings Limited
(BVI)
(100%)
United Joy International Limited
(BVI)
(100%)
Great Grand Global Limited
(BVI)
(100%)
Great East Packaging (Nanjing) Ltd.
(BVI)
(100%)
Great East Packaging (Xian) Ltd.
(BVI)
(100%)
Hangzhou Crystal Pines Beverages & Packaging Co., Ltd
(PRC)
(100%)
Nanjing Crystal Pines Beverages & Packaging Co., Ltd
(PRC)
(100%)
Shenyang Great East Packaging Co. Ltd
(PRC)
Nanjing Great East Packaging Co. Ltd.
(PRC)
Xian Great East Packaging Co. Ltd
(PRC)
Taizhou Branch
(PRC)
Hefei Branch
(PRC)
Remarks: Group Structure as at 2009 year end as if share options of GEPI fully exercised.

Restructuring

On December 31, 2009, we changed the internal structure of our group to prepare for our acquisition of several businesses.  As part of this restructuring, we founded Great East (Overseas) Packaging Limited (“GEPL”) as a wholly-owned subsidiary of Hangzhou Great East Packaging Co. Ltd. (“HGEP”).  HGEP is 84% owned by Great East Packaging International Limited (“GEPI”), 15% owned by Best Key and 1% owned by three other investors.

We transferred 99.99% of the outstanding share capital of Great East Packaging (Nanjing) Limited (“GEPNJ”) and 99.99% of Great East Packaging (Xian) Limited (“GEPXA”) from GEBD BVI to GEPL.

Acquisitions

We entered into a series of transactions to acquire several business indirectly owned by Mr. Guy Chung, our majority shareholder who beneficially owns approximately 74% of our shares of common stock, through GEPH.  As a result of these transactions, GEPI acquired 99.99% of the outstanding share capital of United Joy International Limited (“United Joy”), Upjoy Holdings Limited (“Upjoy”) and Greatgrand Global Limited (“Greatgrand”).  The consideration for the transfers was the option granted to GEPH by which it could acquire over a 50% interest in all of our operating entities and the disposal of 100% interest in Best Key for HK$1 to Top Sharp, a company controlled by Mr. Guy Chung, by which Top Sharp acquired a 15% interest in all of our operating entities.

We attach as Exhibit 99.4 to this current report unaudited pro-forma financial statements setting out our group results for the fiscal year ended December 31, 2009 as if United Joy, Upjoy and Greatgrand had been our subsidiaries for the entire fiscal year then ended and as if GEPH has exercised its option to acquire 60% of GEPI.

 United Joy

Pursuant to agreements between GEBD BVI, GEPH, GEPL and United Joy, GEPL acquired 99.99% of United Joy. United Joy is a British Virgin Islands company and the holding company for an OEM bottled water manufacturing company called Nanjing Crystal Pines Beverages & Packaging Co. Ltd, which has a Hefei branch engaging in the same business.

We attach as Exhibit 99.1 to this current report audited financial statements for the fiscal year ended December 31, 2009 for United Joy. As set out in those financials, United Joy had revenues of approximately $18,772,000 and operating income of approximately $1,536,000 for the year ended December 31, 2009 and had assets of approximately $9,669,000 as of December 31, 2009.

Upjoy

Pursuant to agreements between GEBD BVI, GEPH, GEPL and Upjoy, GEPL acquired 99.99% of Upjoy. Upjoy is a British Virgin Islands company and the holding company for an OEM bottled water manufacturing company called Hangzhou Crystal Pines Beverages & Packaging Co. Ltd, which has a Taizhou branch engaging in the same business.

We attach as Exhibit 99.2 to this current report audited financial statements for the fiscal year ended December 31, 2009 for Upjoy. As set out in those financials, Upjoy had revenues of approximately $13,379,000 and operating income of approximately $882,849 for the year ended December 31, 2009 and had assets of approximately $10,418,000 as of December 31, 2009.

Greatgrand

Pursuant to agreements between GEBD BVI, GEPH, GEPL and Greatgrand, GEPL acquired 99.99% of Greatgrand.  Greatgrand is a British Virgin Islands company and the holding company for a hot fill packaging company called Shenyang Great East Packaging Co. Ltd.  Hot fill packaging is another process adopted in packaging of beverage.

We attach as Exhibit 99.3 to this current report audited financial statements for the fiscal year ended December 31, 2009 for Greatgrand. As set out in those financials, Greatgrand had revenues of approximately $4,115,000 and operating income of approximately $617,000 for the year ended December 31, 2009 and had assets of approximately $6,170,000 as of December 31, 2009.

Disposition

In exchange for GEPH’s sale of Upjoy, United Joy and Greatgrand, GEBD BVI entered into a sale and purchase agreement with Top Sharp, by which Top Sharp acquired the entire issued share capital of Best Key Investment Limited (“Best Key”) for a consideration of HK$1.  Best Key’s only asset was its 15% ownership of HGEP. As a result of the sale of Best Key, our beneficial ownership interest in our all of our operating entities, including GEPNJ, GEPXA, HGEP, GEPL, Upjoy, United Joy and Greatgrand, decreased from 99.99% to 84%.

In addition to the sale of Best Key, GEPI granted GEPH a three-year share option to subscribe for 9,638,769 ordinary shares of GEPI, an amount equal to 60% of GEPI’s enlarged share capital.  GEPH may exercise this option for US$1 until December 31, 2012.  If GEPH were to exercise this option, our beneficial ownership interest in our all of our operating entities, including GEPNJ, GEPXA, HGEP, GEPL, Upjoy, United Joy and Greatgrand, would further decrease from 84% to 33.6%.

As the acquisitions and dispositions were with Mr. Guy Chung, a related party, we hired Huayan Assets Appraisal Co., Ltd., an independent evaluator, to calculate the enterprise value of the operting companies, namely HGEP, GEPNJ, GEPXA, United Joy, Upjoy and Greatgrand. Based on their appraisal, we calculate that the consideration we received for the dispositions exceeds the consideration we paid for the acquisitions.

Consideration paid for acquisitions

We estimate the consideration that we paid for the sale of Best Key and the 60% interest in GEPI, if the option is exercised, at approximately 64.2 million Renminbi (or US$9.4 million).  Huayan Assets Appraisal estimated that the value of HGEP and the subsidiaries that we restructured under HEGP, including GEPNJ and GEPXA, amounted to 98.3 million Renminbi (approximately US$14.4 million).  By disposing of Best Key, we disposed of our interest in 15% of that amount, or 14.7 million Renminbi (approximately US$2 million).

Additionally, if GEPH exercised its option to acquire 60% of GEPI, our interest in that amount would be further reduced by 50.4%, which represents 60% of GEPI’s 84% interest in HGEP, GEPNJ and GEPXA.  50.4% of 98.3 million Renminbi amounts to 49.5 million Renminbi (approximately US$7.3 million).

Consideration received for dispositions

We estimate the consideration that we received for the acquisition of United Joy, Upjoy and Greatgrand, assuming GEPH exercises its option to acquire a 60% interest in GEPI, is approximately 67.7 million Renminbi (or US$9.4 million). Huayan Assets Appraisal estimated that the value of the subsidiaries that HGEP acquired, including United Joy, Upjoy and Greatgrand, amounted to 201.6 million Renminbi (or approximately US$29.4 million).  Our interest in those subsidiaries is through our interest in GEPI, which has an 84% interest in HGEP.  If GEPH exercised its option to acquire 60% of GEPI, our portion of the value of those subsidiaries would be approximately 33.6%.  33.6% of 201.6 million Renminbi is 67.7 million Renminbi (or approximately US$9.9 million).

All currency translations in this Item 2.01 were made at an exchange rate of US$1:RMB0.146.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

The audited financial statements of United Joy as of December 31, 2009 and 2008 and for the fiscal year ended December 31, 2009 are filed as Exhibits 99.1 to this current report and incorporated herein by reference.

The audited financial statements of Upjoy as of December 31, 2009 and 2008 and for the fiscal year ended December 31, 2009 are filed as Exhibits 99.2 to this current report and incorporated herein by reference.

The audited financial statements of Greatgrand as of December 31, 2009 and 2008 and for the fiscal year ended December 31, 2009 are filed as Exhibits 99.3 to this current report and incorporated herein by reference.

(b)      Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements are filed as Exhibit 99.4 to this current report and incorporated herein by reference:

· Unaudited Pro-forma Combined Consolidated Balance Sheet as of December 31, 2009;
· Unaudited Pro-forma Combined Consolidated Statements of Income the year ended December 31, 2009; and
· Notes to the Unaudited Pro Forma Combined Consolidated Financial Statements.

(c)       Exhibits.

Exhibit No.                      Description

99.1	Audited financial statements of United Joy as of December 31, 2009 and 2008 and for the fiscal year ended December 31, 2009

99.2	Audited financial statements of Upjoy as of December 31, 2009 and 2008 and for the fiscal year ended December 31, 2009

99.3	Audited financial statements of Greatgrand as of December 31, 2009 and 2008 and for the fiscal year ended December 31, 2009

99.4	Unaudited pro forma condensed combined consolidated financial statements.

SIGNATURES

            In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT EAST BOTTLES & DRINKS (CHINA) HOLDINGS, INC.

Dated: March 16, 2010	/s/ Danny Poon
Danny Poon
Chief Financial Officer